Exhibit 99.2
SUPPLEMENTAL OPERATING AND
FINANCIAL DATA
FOR THE QUARTER ENDED
MARCH 31, 2007
Carolina Forest Medical Plaza – Horry County, South Carolina
All amounts shown in this report are unaudited.
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Cogdell Spencer Inc.
Any offers to sell or solicitation to buy securities of Cogdell Spencer Inc. shall be made only by means of a prospectus approved for that purpose.

Cogdell Spencer Inc.
Company Background
First Quarter 2007
Cogdell Spencer Inc. (the “Company”) is a fully-integrated, self-administered and self managed real estate investment trust (REIT) that invests in specialty office buildings for the medical profession, including medical office buildings, ambulatory surgery and diagnostic centers.
On November 1, 2005, the Company completed its initial public offering of 5,800,000 shares of common stock at $17.00 per share resulting in gross proceeds of $98.6 million. In connection with the exercise of the underwriters’ over-allotment option, the Company issued an additional 300,000 shares of common stock at $17.00 per share and received gross proceeds of $5.1 million. The aggregate proceeds, net of underwriting discounts and commissions and offering costs, were $89.9 million.
During 2006, the Company’s first full year as a public entity, Cogdell Spencer Inc. completed $100 million in acquisitions, entering both new client relationships and new territories. With acquisitions in Indiana, California, South Carolina and Virginia, the Company’s reach expanded across the United States.
In February 2006, the Company acquired a 171,500 square medical office building in Indianapolis, Indiana. Methodist Professional Center is the flagship of the Clarian Healthcare System, the largest healthcare provider in Indianapolis.
The Company acquired a three-property 164,403 square foot portfolio in March 2006 that included Hanover Medical Office Building I in Hanover, Virginia and Verdugo Hills 1808/1818 in Glendale, California. This acquisition moved the Company into two new markets and created relationships with two new healthcare system clients.
In September 2006, the Company made its first corporate acquisition with the purchase of Consera Healthcare Real Estate, LLC, a medical office building management company based in Columbia, South Carolina. Consera manages 39 properties located throughout South Carolina, Virginia, Kentucky and Florida. In conjunction with this acquisition, Cogdell Spencer announced the acquisition of Parkridge MOB for approximately $19.1 million. The facility, located in Columbia, South Carolina, is a 90,000 square foot outpatient center that is predominantly leased by Palmetto Health.
Cogdell Spencer’s development team had four ground breakings in 2006. The first project, Carolina Forest Medical Plaza, located in Horry County, South Carolina is scheduled for completion in April and tenants will begin moving in this summer. In Lancaster, Pennsylvania, the Company broke ground on Lancaster Rehabilitation Hospital and the Lancaster General Health Campus Medical Office Building and Ambulatory Surgery Center. Both of these facilities are scheduled for completion in 2007 and total $25.0 million.

In November 2006, the Company held a ground breaking ceremony for the Mebane Medical Office Building and Ambulatory Surgery Center, which will be anchored by Alamance Regional Medical Center. This 60,000 square foot medical office building located in Mebane, North Carolina will house an ambulatory surgery center, diagnostic imaging center and urgent care center on the first floor. The second floor will be available for multi-specialty tenants. The $16.2 million project is scheduled for completion by the second quarter of 2008. Cogdell Spencer is expected to ultimately own 25% of this project.
On March 19, 2007, the Company announced the commencement of an underwritten public offering of 3,250,000 shares of common stock plus an option to purchase up to an additional 487,500 shares within a 30-day period to cover overallotments. On March 23, 2007, Cogdell Spencer issued 3,949,700 common shares at a price of $21.00 per share resulting in net proceeds to the Company of $78.5 million. The net proceeds were used to reduce outstanding principal on the Company’s unsecured Credit Facility and working capital.
On March 27, 2007, the Company announced Heidi Barringer as Executive Vice President. In this role, she is responsible for Property Management, Asset Management, Human Resources and Information Technology. Cogdell Spencer had 120 employees as of March 31, 2007, a growth of 30 employees over the past 12 months.
As of March 31, 2007, the Cogdell Spencer Inc. portfolio and managed properties consisted of properties located in eleven states throughout the United States. The Company’s footprint includes North Carolina, South Carolina, Georgia, Kentucky, Louisiana, Mississippi, Florida, Indiana, California, Pennsylvania and Virginia.

Of the properties in the Company’s wholly-owned portfolio, 79% are located on hospital campuses and 6% are off-campus, hospital anchored.
This supplemental package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect the Company’s views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ materially. Factors that may contribute to these differences include, but are not limited to the following: market trends; our ability to obtain future financing arrangements; our ability to renew ground leases; defaults by tenants; and changes in the reimbursement available to our tenants by government or private payors. For a further list and description of such risks and uncertainties, see the reports filed by the company with the Securities and Exchange Commission, including the company’s filing on Form 10-K for the year ended December 31, 2006. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be realized. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Cogdell Spencer Inc.
First Quarter 2007
Investor Information
Board of Directors
James W. Cogdell
Chairman
John R. Georgius
Christopher E. Lee
Randolph D. Smoak, M.D.
Frank C. Spencer
President & CEO
Richard B. Jennings
Richard C. Neugent
Senior Management
James W. Cogdell
Chairman
Charles M. Handy
Chief Financial Officer
Frank C. Spencer
President & CEO
Heidi M. Barringer
Executive Vice President
Equity Research Coverage
Banc of America Securities
Ross Nussbaum – 212.847.5668
BB&T
Stephanie Krewson – 804.782.8784
BMO Capital Markets
Richard Anderson – 212.885.4180
KeyBanc Capital Markets
Jordan Sadler — 917.368.2280
SmithBarney Citigroup
Jonathan Litt — 212.816.0231
Company Information
Corporate Headquarters
4401 Barclay Downs Drive
Suite 300
Charlotte, NC 28209
Tel: 704.940.2900
Fax: 704.940.2957
www.cogdellspencer.com
Trading Symbol
CSA

Stock Exchange Listing
New York Stock Exchange
Transfer Agent
Continental Stock
Transfer & Trust
Investor Relations
Dana A. Crothers
Marketing Director
704.940.2904

Cogdell Spencer Inc.
First Quarter 2007
Financial and Operating Highlights
(in thousands, except per share amounts, ratios and portfolio statistics)

	Three Months Ended	Three Months Ended
	March 31, 2007	March 31, 2006
Selected Operating Data
Property revenues	$14,075	$11,498
Straight line rent	60	19
Fair value lease revenues (1)	180	201

Rental revenues	$14,315	$11,718

Management fee revenue and expense reimbursements — third party	$944	$491

Property operating	$5,145	$3,870
Property management — third party	760	$224

Property operating and management	$5,905	$4,094

Property operating margin	63%	66%
EBITDA (2)	$7,716	$6,538
Interest expense	$4,035	$2,391

Net loss	$(1,913)	$(1,525)
Net loss per share — diluted	$(0.23)	$(0.19)

Funds from Operations (“FFO”) (3)	$3,591	$4,072
FFO per share and unit — diluted (3)	$0.28	$0.33
Dividends declared per share and unit	$0.35	$0.35

As of
Mar. 31, 2007
Selected Balance Sheet Data
Cash and cash equivalents	$4,985
Book value of real estate assets before depreciation	$384,546
Total assets	$400,605
Total liabilities	$217,363
Minority interests and stockholders’ equity	$183,242

Debt
Weighted average interest rate	6.4%
Weighted average remaining maturity (years)	2.9

Debt / total market capitalization	36%
Debt / total assets	49%

Capitalization
Debt	$194,320
Common shares outstanding	11,949
Units outstanding	4,584
Total common shares and units outstanding	16,533
Share price at end of period	$21.07
Equity value at end of period (4)	$348,350
Total market capitalization	$542,670

Portfolio Statistics — Wholly-owned Properties
Properties wholly-owned at end of period	50
Total square footage owned at end of period	2,626,212
Occupancy at end of period	93.0%

(1)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective leases from the date of the acquisition.

(2)	For a definition and discussion and a quantitative reconciliation of the differences between EBITDA and net loss, see page 9.

(3)	For a definition and discussion and a quantitative reconciliation of the differences between FFO and net loss, see page 8.

(4)	Assuming conversion of 100% of the operating partnership units into shares of common stock.

Cogdell Spencer Inc.
First Quarter 2007
Condensed Consolidated Balance Sheets
(unaudited and in thousands)

	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
Assets
Real estate:
Operating real estate properties	$364,097	$361,982	$358,835	$337,233	$335,613
Less: Accumulated depreciation	(28,489)	(23,664)	(17,759)	(12,666)	(7,839)

Total operating real estate properties, net	335,608	338,318	341,076	324,567	327,774
Construction in progress	20,449	12,854	6,234	2,603	1,874
Real estate properties, net — held for sale	—	—	—	1,337	1,358

Total real estate, net	356,057	351,172	347,310	328,507	331,006
Cash and cash equivalents	4,985	1,029	2,384	870	3,897
Restricted cash	874	982	1,056	899	817
Investment in capital lease	6,117	6,193	6,270	6,346	6,448
Real estate related intangible assets, net	20,432	22,263	24,625	25,640	28,498
Deferred financing costs, net	1,122	1,018	966	829	890
Goodwill	5,335	5,326	5,112	2,875	2,875
Other assets	5,683	5,075	5,178	4,134	3,808
Other assets — held for sale	—	—	—	142	146

Total assets	$400,605	$393,058	$392,901	$370,242	$378,385

Liabilities and stockholders’ equity
Notes payable under line of credit	$11,500	$77,487	$97,850	$85,850	$85,850
Mortgage loans	182,820	184,544	155,472	143,119	144,019
Accounts payable and accrued liabilities	14,401	9,851	8,160	6,653	5,966
Accrued dividends and distributions	5,787	4,404	4,326	4,326	4,328
Acquired below market leases, net	2,855	3,096	3,434	3,455	3,754
Other liabilities — held for sale	—	—	—	1,256	1,263

Total liabilities	217,363	279,382	269,242	244,659	245,180
Minority interests and stockholders’ equity	183,242	113,676	123,659	125,583	133,205

Total liabilities and stockholders’ equity	$400,605	$393,058	$392,901	$370,242	$378,385

Cogdell Spencer Inc.
First Quarter 2007
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
Revenues:
Rental	$14,315	$14,123	$13,394	$13,381	$11,718
Management fee revenue	598	581	188	218	343
Expense reimbursements	346	375	88	135	174
Development fee revenue	230	—	24	22	86
Interest and other income	409	217	198	222	292

Total revenues	15,898	15,296	13,892	13,978	12,613
Expenses:
Property operating and management	5,905	5,709	5,050	4,855	4,094
General and administrative	2,251	1,546	1,387	1,580	1,995
Depreciation and amortization	6,642	8,610	7,737	7,466	6,461
Interest	4,035	4,221	4,195	3,393	2,391
Prepayment penalty on early extinguishment of debt	—	—	37	—	—

Total expenses	18,833	20,086	18,406	17,294	14,941

Loss from continuing operations before equity in earnings of unconsolidated real estate partnerships, gain on sale of real estate partnerships, minority interests in real estate partnership, and minority interests in operating partnership	(2,935)	(4,790)	(4,514)	(3,316)	(2,328)
Equity in earnings of unconsolidated real estate partnerships	(9)	(3)	2	—	5
Gain on sale of real estate partnerships	—	—	484	—	—
Minority interests in real estate partnership	(17)	(44)	(24)	(22)	(31)
Minority interests in operating partnership	1,048	1,770	1,430	1,177	831

Loss from continuing operations	(1,913)	(3,067)	(2,622)	(2,161)	(1,523)
Discontinued operations:
Income (loss) from discontinued operations	—	—	2	(7)	(4)
Gain on sale of real estate property	—	—	435	—	—
Minority interests in operating partnership	—	—	(154)	2	2

Total discontinued operations	—	—	283	(5)	(2)

Net loss	$(1,913)	$(3,067)	$(2,339)	$(2,166)	$(1,525)

Per share data — basic and diluted:
Loss from continuing operations — basic and diluted	$(0.23)	$(0.38)	$(0.33)	$(0.27)	$(0.19)
Income (loss) from discontinued operations — basic and diluted	—	—	0.04	(0.00)	(0.00)

Net loss — basic and diluted	$(0.23)	$(0.38)	$(0.29)	$(0.27)	$(0.19)

Weighted average common shares — basic and diluted (1)	8,334	7,977	7,976	7,975	7,973

(1)	Shares of unvested restricted common stock are anti-dilutive due to the net loss.

Cogdell Spencer Inc.
First Quarter 2007
Reconciliation of Net Loss to Funds from Operations (1)
(in thousands, except per share and unit amounts)
(unaudited)

	Three Months Ended
	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
Net loss	$(1,913)	$(3,067)	$(2,339)	$(2,166)	$(1,525)
Plus minority interests in operating partnership	(1,048)	(1,770)	(1,276)	(1,179)	(833)
Plus real estate related depreciation and amortization (2)	6,552	8,565	7,684	7,433	6,430
Less gain on sale of real estate property and partnerships	—	—	(919)	—	—

Funds from Operations (FFO) (1)	$3,591	$3,728	$3,150	$4,088	$4,072

FFO per share and unit — basic and diluted	$0.28	$0.30	$0.26	$0.33	$0.33

Weighted average shares and units outstanding — basic	12,919	12,590	12,347	12,340	12,338

Weighted average shares and units outstanding — diluted	12,939	12,612	12,367	12,362	12,365

(1)	As defined by the National Association of Real Estate Investment Trusts, or NAREIT, funds from operations, or FFO, represents net income (computed in accordance with generally accepted accounting principles, or GAAP), excluding gains from sales of property, plus real estate depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We present FFO because we consider it an important supplemental measure of our operational performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing a perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002), which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our performance, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.

(2)	Real estate depreciation and amortization consists of depreciation and amortization from wholly-owned real estate properties of $6,534 and $6,412 and the Company’s share of joint venture real estate depreciation and amortization of $18 and $18 for the three months ended March 31, 2007 and 2006, respectively.

Cogdell Spencer Inc.
First Quarter 2007
Coverage Ratios
(in thousands, except ratio amounts)

Three Months Ended
March 31, 2007
Interest coverage ratio:
EBITDA	$7,716
Cash paid for interest	$3,916

Interest coverage ratio	2.0

Fixed charge coverage ratio:
EBITDA	$7,716
Fixed charges:
Cash paid for interest	$3,916
Principal payments	925

Total fixed charges	$4,841

Fixed charge coverage ratio	1.6

Reconciliation of Earnings Before Interest, Taxes,
Depreciation and Amortization (“EBITDA”) (1)
(in thousands)

Three Months Ended
March 31, 2007
Reconciliation of net loss to EBITDA:
Net loss	$(1,913)
Minority interests	(1,048)
Interest expense	4,035
Depreciation and amortization	6,642

EBITDA	$7,716

(1)	We believe that earnings before interest, income taxes, depreciation and amortization, or EBITDA, adjusted for equity compensation charge at IPO, is a useful supplemental performance measure because it allows investors to view our performance without the impact of noncash depreciation and amortization or the cost of debt or minority interests. In addition, we believe that EBITDA is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs. Because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our performance is limited. Accordingly, EBITDA should be considered only as a supplement to net income (computed in accordance with GAAP) as a measure of our financial performance. Other equity REITs may calculate EBITDA differently than we do; accordingly, our EBITDA may not be comparable to such other equity REITs’ EBITDA.

Cogdell Spencer Inc.
First Quarter 2007
Consolidated Debt Analysis as of March 31, 2007
(dollars in thousands)

	Stated
	interest	Interest		Principal
	rate	Rate		Balance		Amortization
	%	%		$	Maturity Date	(Years)
Fixed rate secured mortgage loans — wholly-owned properties
Baptist Northwest Medical Park	8.25	8.25		$2,284	2/1/2011	25
Barclay Downs	6.50	6.50		4,550	11/15/2012	25
Beaufort Medical Plaza	LIBOR + 0.95	5.96	(1)	5,121	8/18/2008	25
Birkdale Medical Village	6.75	6.75		7,586	10/1/2008	25
East Jefferson Medical Office Building	6.01	6.01		9,540	8/10/2014	25
Gaston Professional Center	LIBOR + 1.25	6.43	(1)	16,368	11/22/2007	25
Hanover Medical Office Building One	6.00	6.00		5,057	11/1/2009	25
Harrisburg Family Physicians Building, Lincoln/Lakemont
Family Practice Center, Northcross Family Medical
Practice Building and Randolph Medical Park	LIBOR + 1.85	7.00	(1)	8,762	12/10/2007	25
Medical Arts Center of Orangeburg	5.95	5.95		2,603	12/18/2007	20
Methodist Professional Center I	LIBOR + 1.30	6.25	(1)	30,000	10/31/2009	Interest only
Mulberry Medical Park	6.75	6.75		1,087	10/15/2007	20
One Medical Park — HMOB	5.93	5.93		5,694	11/1/2013	20
Providence MOB I, II and III	6.12	6.12		8,966	1/12/2013	25
River Hills Medical Plaza	LIBOR + 2.00	6.97	(1)	3,045	11/30/2008	22
Rocky Mount Kidney Center	6.25	6.25		1,098	1/21/2009	20
Rocky Mount Medical Park	Prime	7.25	(2)	7,892	8/15/2008	25
Roper MOB	LIBOR + 1.50	6.45	(1)	9,781	7/10/2009	18
Rowan Outpatient Surgery Center	6.00	6.00		3,457	7/6/2014	25
Three Medical Park	5.55	5.55		8,196	3/25/2014	25

Total / weighted average fixed rate secured mortgages		6.36		141,087

Variable rate secured mortgage loans — wholly-owned properties
Copperfield Medical Mall, Harrisburg Medical Mall, Midland Medical Mall and Weddington Internal Pediatric Medicine	LIBOR + 1.50	6.70	(3)	8,883	12/15/2014	25
Parkridge MOB	LIBOR + 1.45	6.65		13,270	10/1/2007	Interest only
St. Francis Community Medical Office Building, St. Francis MOB	LIBOR + 1.40	6.60		7,235	8/18/2007	25
St. Francis Medical Plaza, St. Francis Women’s Center	LIBOR + 1.43	6.63		7,673	6/15/2008	25

Total / weighted average variable rate secured mortgages		6.65		37,061
Unsecured line of credit	LIBOR + 1.30	6.50		11,500	10/31/2008
Consolidated less than 50% owned real estate partnership
Rocky Mount MOB LLC	6.75	6.75		4,220	3/21/2008	25

				193,868
Unamortized premium				452

Total / weighted average debt		6.44		$194,320

(1)	Represents the fixed rate for floating rate loans that have been swapped to fixed.

(2)	Maximum interest of 7.25%; Minimum interest of 4.25%

(3)	Maximum interest of 8.25%; Minimum interest of 3.25%

Cogdell Spencer Inc.
First Quarter 2007
Consolidated Debt Analysis as of March 31, 2007 (continued)
(dollars in thousands)

	% of	Weighted Average
	Total Debt	Maturity (Years)
Fixed rate mortgages	75.0%	3.09
Variable rate mortgages	19.1%	2.36
Unsecured line of credit	5.9%	1.59

	100.0%	2.86

Future maturities and principal payments

2007	$48,720
2008	50,657
2009	46,438
2010	1,456
2011	3,562
Thereafter	43,035

$193,868

Unsecured line of credit — matures October 31, 2008

Facility	$130,000
Less: Outstanding at December 31, 2006	11,150
Less: Letters of credit	2,199

Availability at December 31, 2006	$116,651

Cogdell Spencer Inc.
First Quarter 2007
Property Listing as of March 31, 2007

					Annualized Rent
		Net Rentable	Occupancy	Annualized	Per Leased
	Location	Square Feet	Rate	Rent	Square Foot
California
Verdugo Professional Building I	Glendale	63,887	94.2%	$1,730,939	$28.76
Verdugo Professional Building II	Glendale	42,906	83.8%	1,084,751	30.17

		106,793	90.0%	2,815,690	29.29
Georgia
Augusta POB I	Augusta	99,494	94.0%	1,183,174	12.65
Augusta POB II	Augusta	125,634	93.2%	2,675,785	22.85
Augusta POB III	Augusta	47,034	90.0%	806,677	19.06
Augusta POB IV	Augusta	55,134	100.0%	923,040	16.74

		327,296	94.1%	5,588,676	18.14
Indiana
Methodist Professional Center I (2)	Indianapolis	150,034	94.7%	3,178,145	22.37
Methodist Professional Center II (sub-lease)	Indianapolis	24,080	100.0%	602,101	25.00

		174,114	95.4%	3,780,246	22.75
Kentucky
Our Lady of Bellefonte	Ashland	46,907	100.0%	1,115,713	23.79
Adjacent parking deck				808,065

		46,907	100.0%	1,923,778	23.79	(1)
Louisiana
East Jefferson Medical Office Building	Metairie	119,921	100.0%	2,466,057	20.56
East Jefferson Medical Specialty Building	Metairie	10,809	100.0%	968,693	89.62

		130,730	100.0%	3,434,750	26.27
North Carolina
Barclay Downs	Charlotte	38,395	100.0%	818,151	21.31
Birkdale Medical Village	Huntersville	64,669	100.0%	1,328,955	20.55
Birkdale Retail	Huntersville	8,269	100.0%	210,017	25.40
Cabarrus POB	Concord	84,972	96.6%	1,745,068	21.26
Copperfield Medical Mall	Concord	26,000	100.0%	583,440	22.44
Copperfield MOB	Concord	61,789	87.9%	1,219,403	22.45
East Rocky Mount Kidney Center	Rocky Mount	8,043	100.0%	170,889	21.25
Gaston Professional Center	Gastonia	114,956	100.0%	2,584,935	22.49
Adjacent parking deck				606,141
Harrisburg Family Physicians Building	Harrisburg	8,202	100.0%	206,690	25.20
Harrisburg Medical Mall	Harrisburg	18,360	100.0%	459,000	25.00
Lincoln/Lakemont Family Practice Center	Lincolnton	16,500	100.0%	365,850	22.17
Mallard Crossing Medical Park	Charlotte	52,540	89.5%	1,131,794	24.07
Midland Medical Mall	Midland	14,610	92.1%	368,834	27.41
Mulberry Medical Park	Lenoir	24,992	85.2%	407,984	19.16
Northcross Family Medical Practice Building	Charlotte	8,018	100.0%	219,001	27.31
Randolph Medical Park	Charlotte	84,131	90.8%	1,617,939	21.18
Rocky Mount Kidney Center	Rocky Mount	10,105	100.0%	198,765	19.67
Rocky Mount Medical Park	Rocky Mount	96,993	95.8%	1,861,329	20.03
Rowan Outpatient Surgery Center	Salisbury	19,464	100.0%	414,194	21.28
Weddington Internal & Pediatric Medicine	Concord	7,750	100.0%	185,380	23.92

		768,758	95.8%	16,703,759	21.87	(1)

Cogdell Spencer Inc.
First Quarter 2007
Property Listing as of March 31, 2007 (Continued)

					Annualized Rent
		Net Rentable	Occupancy	Annualized	Per Leased
	City	Square Feet	Rate	Rent	Square Foot
South Carolina
190 Andrews	Greenville	22,898	100.0%	456,394	19.93
Baptist Northwest	Columbia	38,703	52.7%	401,791	19.70
Beaufort Medical Plaza	Beaufort	59,340	100.0%	1,227,928	20.69
Mary Black Westside MOB	Spartanburg	37,455	100.0%	800,647	21.38
Medical Arts Center of Orangeburg	Orangeburg	49,324	100.0%	892,063	18.09
Mt. Pleasant MOB	Mt. Pleasant	38,735	77.4%	757,512	25.27
One Medical Park — HMOB	Columbia	69,840	100.0%	1,588,911	22.75
Parkridge MOB	Columbia	89,451	94.6%	1,863,392	22.02
Providence MOB I	Columbia	48,500	100.0%	985,780	20.33
Providence MOB II	Columbia	23,280	100.0%	465,389	19.99
Providence MOB III	Columbia	54,417	63.3%	715,278	20.77
River Hills Medical Plaza	Little River	27,566	100.0%	839,214	30.44
Roper MOB	Charleston	122,785	93.0%	2,286,443	20.02
St. Francis Community Medical Office Building	Greenville	45,140	100.0%	1,148,636	25.45
St. Francis Medical Office Building	Greenville	49,767	95.6%	895,415	18.82
St. Francis Medical Plaza	Greenville	62,724	52.1%	667,443	20.42
St. Francis Women’s Center	Greenville	57,590	65.1%	768,280	20.49
Three Medical Park	Columbia	88,755	100.0%	2,050,785	23.11
West Medical I	Charleston	28,734	100.0%	773,067	26.90

		1,015,004	88.9%	19,584,368	21.71
Virginia
Hanover Medical Office Building I	Mechanicsville	56,610	100.0%	1,525,489	26.95

Total		2,626,212	93.0%	$55,356,756	$22.08	(1)

(1)	Excludes annualized rent of adjacent parking decks to Our Lady of Bellefonte and Gaston Professional Center from calculation.

(2)	Parking revenue from an adjacent parking deck is approximately $70,000 per month, or $840,000 annulized.

Cogdell Spencer Inc.
First Quarter 2007
Property Occupancy Rates

	3/31/2007	12/31/2006	9/30/2006	6/30/2006	12/31/2005	12/31/2004	12/31/2003
California
Verdugo Professional Building I	94.2%	88.4%	91.0%	96.0%	n/a	n/a	n/a
Verdugo Professional Building II	83.8%	88.2%	88.2%	95.4%	n/a	n/a	n/a
Georgia
Augusta POB I	94.0%	99.5%	99.5%	99.5%	97.9%	90.6%	89.3%
Augusta POB II	93.2%	93.2%	93.2%	100.0%	98.3%	90.2%	85.1%
Augusta POB III	90.0%	90.0%	80.8%	80.8%	90.7%	100.0%	100.0%
Augusta POB IV	100.0%	85.2%	75.4%	50.4%	89.6%	89.6%	89.6%
Indiana
Methodist Professional Center I	94.7%	94.7%	94.7%	94.7%	n/a	n/a	n/a
Methodist Professional Center II (sub-lease)	100.0%	100.0%	100.0%	100.0%	n/a	n/a	n/a
Kentucky
Our Lady of Bellefonte	100.0%	100.0%	100.0%	89.3%	89.3%	100.0%	100.0%
Louisiana
East Jefferson Medical Office Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	98.9%
East Jefferson Medical Specialty Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
North Carolina
Barclay Downs	100.0%	100.0%	100.0%	100.0%	97.1%	76.0%	100.0%
Birkdale Medical Village	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Birkdale Retail	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cabarrus POB	96.6%	96.6%	96.6%	89.2%	98.4%	96.1%	95.7%
Copperfield Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%	n/a	n/a
Copperfield MOB	87.9%	82.7%	82.7%	82.7%	82.7%	n/a	n/a
East Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Gaston Professional Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	97.8%
Harrisburg Family Physicians Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Harrisburg Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Lincoln/Lakemont Family Practice Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Mallard Crossing Medical Park	89.5%	89.5%	84.9%	84.9%	92.8%	92.8%	92.8%
Midland Medical Mall	92.1%	92.1%	92.1%	100.0%	100.0%	100.0%	100.0%
Mulberry Medical Park	85.2%	94.8%	100.0%	100.0%	100.0%	100.0%	100.0%
Northcross Family Medical Practice Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Randolph Medical Park	90.8%	94.6%	96.9%	89.3%	89.9%	97.4%	97.4%
Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Rocky Mount Medical Park	95.8%	95.8%	95.8%	100.0%	95.8%	95.8%	92.8%
Rowan Outpatient Surgery Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	n/a
Weddington Internal & Pediatric Medicine	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	n/a

Cogdell Spencer Inc.
First Quarter 2007
Property Occupancy Rates (Continued)

	3/31/2007	12/31/2006	9/30/2006	6/30/2006	12/31/2005	12/31/2004	12/31/2003
South Carolina
190 Andrews	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Baptist Northwest	52.7%	100.0%	100.0%	96.2%	96.2%	96.2%	96.2%
Beaufort Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Mary Black Westside MOB	100.0%	100.0%	100.0%	n/a	n/a	n/a	n/a
Medical Arts Center of Orangeburg	100.0%	100.0%	100.0%	100.0%	97.3%	100.0%	100.0%
Mt. Pleasant MOB	77.4%	77.4%	77.4%	77.4%	77.4%	77.4%	72.5%
One Medical Park — HMOB	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Parkridge MOB	94.6%	94.6%	94.6%	n/a	n/a	n/a	n/a
Providence MOB I	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Providence MOB II	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Providence MOB III	63.3%	94.1%	92.5%	100.0%	100.0%	100.0%	100.0%
River Hills Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Roper MOB	93.0%	90.7%	89.2%	89.2%	89.2%	88.4%	96.5%
St. Francis Community Medical Office Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	93.9%
St. Francis Medical Office Building	95.6%	95.6%	95.6%	95.6%	95.6%	100.0%	95.6%
St. Francis Medical Plaza	52.1%	53.1%	53.1%	70.0%	94.0%	100.0%	100.0%
St. Francis Women’s Center	65.1%	65.2%	78.7%	78.7%	76.2%	96.4%	96.4%
Three Medical Park	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
West Medical I	100.0%	100.0%	100.0%	100.0%	100.0%	77.6%	n/a
Virginia
Hanover Medical Office Building I	100.0%	100.0%	100.0%	100.0%	n/a	n/a	n/a

Cogdell Spencer Inc.
First Quarter 2007
Lease Expirations for Leases In Place at March 31, 2007

			Percentage of Net		Percentage of	Annualized Rent
	Number of	Net Rentable	Rentable Square	Annualized	Property	Per Leased Square
	Leases Expiring	Square Feet	Feet	Rent	Annualized Rent	Foot
Available	—	183,119	7.0%	$—	—	$—
2007	85	316,131	12.0%	6,793,980	12.3%	21.49
2008	111	356,851	13.6%	7,182,568	13.0%	20.13
2009	122	376,408	14.3%	8,626,609	15.6%	22.92
2010	76	331,278	12.6%	7,196,935	13.0%	21.72
2011	65	258,592	9.8%	5,620,907	10.2%	21.74
2012	63	365,019	13.9%	9,716,929	17.6%	22.75	(1)
2013	17	145,698	5.5%	3,075,873	5.6%	21.11
2014	18	135,544	5.2%	3,096,068	5.6%	22.84
2015	10	27,951	1.1%	770,629	1.4%	27.57
2016	10	46,905	1.8%	987,669	1.8%	21.06
Thereafter	11	82,716	3.1%	2,288,589	4.1%	27.67

Total	588	2,626,212	100.0%	$55,356,756	100.0%	22.08	(1)

(1)	Excludes annualized rent of adjacent parking decks to Our Lady of Bellefonte and Gaston Professional Center from calculation.
Ten Largest Tenants by Annualized Rent at March 31, 2007

	Tenant	Annualized Rent	Percent of Portfolio
1	NorthEast Medical Center	$3,684,242	6.7%
2	Palmetto Health Alliance	3,660,061	6.6%
3	University Hospital (Augusta, GA)	2,052,553	3.7%
4	Carolinas HealthCare System	2,006,684	3.6%
5	Gaston Memorial Hospital	1,861,333	3.4%
6	Our Lady of Bellefonte Hospital	1,763,772	3.2%
7	Boice-Willis Clinic	1,561,704	2.8%
8	Bon Secours St. Francis Hospital	1,426,970	2.6%
9	East Jefferson General Hospital	1,078,830	1.9%
10	Clarian Health Partners, Inc.	909,843	1.6%

		$20,005,992	36.1%

Capital Expenditures
(in thousands)

	Three Months Ended
	March 31, 2007	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006	March 31, 2006
Capital expenditures:
Recurring capital expenditures	$150	$566	$218	$84	$240
Planned capital expenditures associated with property acquisitions	264	474	182	795	136
Second generation tenant improvements	1,095	802	715	287	433

Total capital expenditures	$1,509	$1,842	$1,115	$1,166	$809

Cogdell Spencer Inc.
First Quarter 2007
Acquisitions for the period January 1, 2006 through March 31, 2007
(dollars in thousands)

		Date	Net Rentable	Purchase
Property	Location	Acquired	Square Feet	Price
Methodist Professional Center	Indianapolis, IN	2/15/2006	174,114	$39,864
Verdugo Professional Building I	Glendale, CA	3/30/2006	63,887	10,352
Verdugo Professional Building II	Glendale, CA	3/30/2006	42,906	13,723
Hanover Medical Office Building I	Mechanicsville, VA	3/30/2006	56,610	12,000
Mary Black Westside MOB	Spartanburg, SC	8/4/2006	37,455	5,207
Parkridge MOB	Columbia, SC	9/28/2006	89,451	19,100

Total 2006			464,423	$100,246

Construction in Progress as of March 31, 2007
(dollars in thousands)

					Estimated
		Estimated	Net Rentable	Investment	Total	Percentage
Property	Location	Completion Date	Square Feet	to Date	Investment	Leased
Carolina Forest Medical Plaza	Horry County, SC	2Q 2007	39,000	$5,840	$7,400	43.2%
Lancaster Rehabilitation Hospital	Lancaster, PA	2Q 2007	52,800	8,867	12,300	100.0%
Lancaster General Health Campus MOB	Lancaster, PA	4Q 2007	64,070	3,837	13,700	80.0%
Mebane Medical Office Building	Mebane, NC	2Q 2008	60,000	898	16,200	52.3%
Land and pre-construction developments			—	1,007	—

			215,870	$20,449	$49,600